VESSELS	6 Months Ended
Jun. 30, 2016
VESSELS [Abstract]
VESSELS

5. VESSELS

Vessels, Net, consist of the carrying value of 27 vessels and 24 vessels as of June 30, 2016 and December 31, 2015, respectively. Vessels, Net, include drydocking costs.

Depreciation is calculated based on cost less estimated residual value of $4.0 million per vessel over the estimated useful life of the vessel using the straight-line method. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard.

All figures in USD ‘000	June 30, 2016	December 31, 2015
Vessels	1,611,436	1,530,245
Drydocking	86,161	82,695

Total	1,697,597	1,612,940

Less Accumulated Depreciation	(693,251)	(650,255)

Vessels, net	1,004,346	962,685

For the six months ended June 30, 2016, the Company paid $1.4 million in drydocking charges, compared to $5.6 million for the six months ended June 30, 2015.